EXHIBIT 10.2

ALBERTA ENERGY
FORESTRY & MINERAL DEVELOPMENT DIVISION
Mailing Address:	Office Address:
9915 - 108th Street Main Floor, Petroleum Plaza, South Tower Edmonton, Alberta T5K 2G8 Tel: (780) 427-7707 Fax: (780) 422-1123	9945 - 108th Street 7th Floor, Petroleum Plaza, North Tower Edmonton, Alberta T5K 2G6

APPLICATION - METALLIC & INDUSTRIAL MINERAL PERMIT
Designated Representative & Official Address	Participant & Official Address
If there are more than one participant, list on reverse side with all participants= percentage of interest, address and telephone number (if different than the designated representative.)
Corporate Name or
Name in Full: Address: Postal Code:	Michael Marchand 2328 Sumac Road NW Calgary, Alberta T2N 3T9	Name in Full:______________________ Address:__________________________ _________________________________ Postal Code: _______________________
Telephone: (403) 282-5105 Fax: (403) 282-5105		Telephone:_____________ Fax:_____________
  I hereby apply for a metallic & industrial permit in the following lands: TWP 79 6W4
  I agree to comply with the provisions of the Metallic & Industrial Minerals Regulations.
  This application is accompanied by a fee of $500.00 plus 7% G.S.T. Cheque should be made payable to the Provincial Treasurer.

NOTE: The undersigned understands that if he/she requests cancellation of the application fee of $500.00 will be forfeited.
May 29, 2001 Date	/s/ Michael Marchand Name (Please Print Clearly)
J. Crawford Witness	/s/ Michael Marchand Signature